UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 28, 2015

McDONALD’S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One McDonald’s Plaza
Oak Brook, Illinois
(Address of Principal Executive Offices)
60523
(Zip Code)

(630) 623-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensation Arrangements of Certain Officers.

(b)        On January 28, 2015, McDonald’s Corporation (the “Company”) announced that Donald Thompson will retire as President and Chief Executive Officer, effective March 1, 2015.  Mr. Thompson also will retire from the Company’s Board of Directors (the “Board”), effective March 1, 2015.

(c)        On January 28, 2015, the Company announced that Stephen J. Easterbrook, 47, was elected President and Chief Executive Officer of the Company, effective March 1, 2015.  Currently, Mr. Easterbrook serves as Corporate Senior Executive Vice President and Global Chief Brand Officer of the Company, a position he has held since May 2014.  Mr. Easterbrook served as Corporate Executive Vice President and Global Chief Brand Officer from June 2013 through April 2014.  From September 2012 through May 2013, Mr. Easterbrook served as the Chief Executive Officer of Wagamama Limited and from September 2011 to September 2012, he served as the Chief Executive Officer of PizzaExpress Limited.  Prior to September 2011, Mr. Easterbrook served in a number of roles with the Company.  From December 2010 to September 2011, he held the position of President, McDonald’s Europe, and from September 2010 to December 2010, he served as Corporate Executive Vice President and Global Chief Brand Officer.  Mr. Easterbrook served as Chief Executive Officer and President, McDonald’s U.K. from April 2006 to September 2010 and was given additional responsibility as President, Northern Division, Europe from January 2007 to September 2010.

            On January 28, 2015, the Board also elected the following officers to the new roles listed below, effective March 1, 2015.

            Peter J. Bensen, 52, was elected Chief Administrative Officer.  Mr. Bensen currently serves as Corporate Senior Executive Vice President and Chief Financial Officer, a position he has held since May 2014.  Prior to that time, he served as Corporate Executive Vice President and Chief Financial Officer from January 2008 through April 2014.

            Kevin M. Ozan, 51, was elected Corporate Executive Vice President and Chief Financial Officer.  Mr. Ozan currently serves as Corporate Senior Vice President and Corporate Controller, a position he has held since February 2008.

            Brian Mullens, 43, was elected Corporate Senior Vice President and Corporate Controller.  Mr. Mullens currently serves as Corporate Vice President-Finance, a position he has held since September 2014.  He served as Corporate Vice President and Assistant Controller from December 2012 to September 2014.  Prior to that time, Mr. Mullens served as Chief Financial Officer of McDonald's U.K. and Northern Division, Europe from December 2007 to November 2012.

The press release announcing the actions approved by the Board as described above (with the exception of the election of Mr. Mullens) is furnished as Exhibit 99.1 to this Form 8-K.

(d)        On January 28, 2015, the Board increased the size of the Board by one to a total of 14 Directors, and on the same date elected Margo Georgiadis as a Director.  The Board also elected Mr. Easterbrook as a Director to replace Mr. Thompson, effective March 1, 2015.  The Board has not elected Ms. Georgiadis or Mr. Easterbrook to any Committees at this time. The press releases announcing the election of Mr. Easterbrook and Ms. Georgiadis to the Company’s Board are furnished as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K.

Item 7.01.  Regulation FD Disclosure.

On January 28, 2015, the Company issued an Investor Release announcing that on the same day the Board declared a quarterly cash dividend. A copy of the Investor Release is attached as Exhibit 99.3 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of McDonald's Corporation issued January 28, 2015:
McDonald's Announces Key Management Changes

99.2	Press Release of McDonald's Corporation issued January 28, 2015:
Margo Georgiadis Joins McDonald's Board of Directors

99.3	Investor Release of McDonald's Corporation issued January 28, 2015:
McDonald's Announces Quarterly Cash Dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

Date:	February 3, 2015	By:	/s/ Denise A. Horne
Denise A. Horne
Corporate Vice President—Associate General Counsel and Assistant Secretary

Exhibit Index

Exhibit No. 99.1	Press Release of McDonald's Corporation issued January 28, 2015:
McDonald's Announces Key Management Changes

Exhibit No. 99.2	Press Release of McDonald's Corporation issued January 28, 2015:
Margo Georgiadis Joins McDonald's Board of Directors

Exhibit No. 99.3	Investor Release of McDonald's Corporation issued January 28, 2015:
McDonald's Announces Quarterly Cash Dividend